SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported)               July 29, 2003

                         URSTADT BIDDLE PROPERTIES INC.

                 (Exact name registrant as specified in charter)


Maryland                     1-12803                                04-2458042

(State or jurisdiction      (Commission file               (IRS Employer
   or incorporation)         number)                       Identification No.)


321 Railroad Avenue         Greenwich, Connecticut               06830

(Address of principal executive offices)                        Zip Code


Registrant's telephone number, including area code (203) 863-8200

ITEM 5 - OTHER EVENTS





As previously announced, on June 19, 2003, UB Somers, Inc. a wholly owned subsidiary of Urstadt Biddle Properties Inc. (the "Company") acquired seven building units in the Somers Commons Shopping Center in Somers, New York ("Somers Commons") totaling 134,854 square feet of leasable space. Somers Commons is a retail shopping center consisting of nine building units containing an aggregate of 218,854 square feet of leasable space. The Center is organized as a declared condominium. The building units were purchased from Columbia Somers, LLC ("Seller"). The purchase price for the seven building units (the "Property") was $21,650,000 (excluding closing costs, fees and other expenses of approximately $150,000). The purchase price was funded with available cash. The remaining two building units are owned by an unrelated third party.

The seven building units were acquired pursuant to a Purchase and Sale Agreement by and between Columbia Somers, LLC and the Company. There is no relationship between any Director or Officer of the Company and Seller.


The acquisition of the building units in Somers Commons does not itself constitute an acquisition of a "significant amount of assets" for purposes of Regulation S-X of the Securities and Exchange Commission and the reporting requirements of Form 8-K. However, the Somers Commons acquisition together with the prior acquisitions the Company has recently made, in the aggregate involve a significant amount of assets for purposes of Rule 3-14 of Regulation S-X. Accordingly, the Company is filing audited financial statements of Somers Commons and pro forma financial statements pursuant to Rule 3-14 of Regulation S-X.

Tenants:

The Property's largest tenants are as follows:

                                       Square            Percentage of
    Tenant                             Feet leased       Property leased

    Home Goods Inc.                    30,000 sf         22.0%
    Futurama Home Furniture            28,547 sf         21.0%
    Goodwill Industries Inc.           14,000 sf         10.4%

No other tenant leases more than 10% of the Property's gross leasable area.

The Seller has entered into a master lease agreement with the Company for 14,100 square feet of presently unleased and/or unoccupied space at the Property. The lease has a term for a period of seven years.

The following is a schedule of lease expirations of the Property by year:

                          Number of           Total Square
                           Tenants                 Footage             Minimum              % of
                         Whose Leases        Expiring Each         Annual Base       Annual Base
                            Expire                    Year             Rentals        Rentals(1)
                            ------                    ----             -------        ----------
       Year
       2003                   -                          -                   -                 -
       2004                   -                          -                   -                 -
       2005                   -                          -                   -                 -
       2006                   -                          -                   -                 -
       2007                   5                     11,120            $212,076             9.68%
       2008                   3                      4,663              96,360             4.40%
       2009                   -                          -                   -                 -
       2010                   1                      4,010              72,180             3.29%
       2011                   -                          -                   -                 -
       2012                   12                    97,579           1,505,796            68.71%
       Thereafter              5                    15,408             304,992            13.92%
                               -                    ------             -------            ------
                              26                   132,780          $2,191,404           100.00%
                              ==                   =======          ==========           =======

(1) Based on 2003 annualized base rents.

Building and Capital Improvements:

The estimated federal tax basis of the Property (including land) is approximately $21,800,000. For federal income tax purposes, the Property will be depreciated over its estimated useful life (39 years) on a straight line basis.

Property Taxes:

The annual real estate taxes of the Property are approximately $ 135,000 for the 2003 tax year.

Property Management:

The Company has entered into a management agreement to manage the Property directly.

After reasonable inquiry, the Company is not aware of any other material factors relating to the Property that would cause the reported financial information not to be necessarily indicative of future operating results.

ITEM 7            FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
                  AND EXHIBITS

       (a)        Financial Statements
       (b)        Pro Forma Financial Information
       (c)        Exhibits

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      URSTADT BIDDLE PROPERTIES INC.
                                     (Registrant)

Date: July 29, 2003                 By:      /s/ James R. Moore
                                             ---------------------
                                             James R. Moore
                                             Executive Vice President and
                                             Chief Financial Officer

                         URSTADT BIDDLE PROPERTIES INC.
                                TABLE OF CONTENTS

Item 7
Financial Statements, Pro Forma Financial Information and Exhibits       Page

(a)      Financial Statements

         Report of Independent Auditors                                   6

         Statements of Revenues and Certain Expenses of Somers Commons
         for the Year Ended December 31, 2002 (Audited) and Six Months
         Ended June 30, 2003 (Unaudited)                                  7

         Notes to Statements of Revenues and Certain Expenses of
         Somers Commons for the Year Ended December 31, 2002 (Audited)
         And Six Months Ended June 30, 2003 (Unaudited)                   8


(b) Pro Forma Financial Information (Unaudited)

         Pro Forma Consolidated Balance Sheet as of April 30, 2003        11

         Pro Forma Consolidated Statement of Income
         For the Six Months Ended April 30, 2003                          12

         Pro Forma Consolidated Statement of Income
         For the Year Ended October 31, 2002                              13

         Notes and Management's Assumptions to Pro Forma Consolidated
         Financial Statements                                             14



(c)      Exhibits

10.1     Purchase and Sale Agreement between the Registrant and Columbia
         Somers, LLC

23.1     Consent of Independent Auditors

                        REPORT OF INDEPENDENT AUDITORS

To the Management of Urstadt Biddle Properties Inc.:


We have audited the accompanying Statement of Revenues and Certain Expenses of Somers Commons, as described in Note 1, for the year ended December 31, 2002. The financial statement is the responsibility of the management of Urstadt Biddle Properties Inc. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement of Revenues and Certain Expenses of Somers Commons was prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission for inclusion in Form 8-K and is not intended to be a complete presentation of the revenues and expenses of the property acquired.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the Revenues and Certain Expenses of Somers Commons, as described in Note 1, for the year ended December 31, 2002, in conformity with accounting principles generally accepted in the United States.


New York, New York                                          Ernst & Young LLP
July 23, 2003

                                 SOMERS COMMONS
                   STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                      FOR THE YEAR ENDED DECEMBER 31, 2002
                 AND SIX MONTHS ENDED JUNE 30, 2003 (UNAUDITED)
                                 (in thousands)

                                                                                              Six Months
                                                                           Year Ended           Ended
                                                                           December 31,        June 30,
                                                                              2002              2003
                                                                                             (Unaudited)
REVENUES:

      Base rents                                                                  $ 1,047             $ 862
      Escalations                                                                     200               226
      Percentage rent                                                                   -                12
      Other                                                                            11                 4
                                                                                    -----             -----
                                                                                    1,258             1,104
                                                                                    -----             -----



CERTAIN OPERATING EXPENSES:
      Operating                                                                       254               214
      Real estate taxes                                                                87                68
      Maintenance                                                                       8                 6
      General and administrative                                                       46                68
                                                                                      ---               ---
                                                                                      395               356
                                                                                      ---               ---


EXCESS OF REVENUES OVER CERTAIN OPERATING EXPENSES                                  $ 863             $ 748
                                                                                    =====             =====




The accompanying notes are an integral part of this financial statement.

                                 SOMERS COMMONS
              NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES
               FOR THE YEAR ENDED DECEMBER 31, 2002 (AUDITED) AND
                   SIX MONTHS ENDED JUNE 30, 2003 (UNAUDITED)

1.     BUSINESS AND ORGANIZATION

Somers Commons (the "Center") is a neighborhood/community shopping center which consists of nine building units and 28 acres of land located in Somers, New York. The Center contains an aggregate gross leasable area of approximately 212,854 square feet. Ownership of the Center is structured as a declared condominium. Columbia Somers LLC is the owner of seven building units containing 134,854 square feet of leasable space and 23 acres of land. The remaining two building units containing 78,000 square feet of leasable space are owned by an unrelated third party. The Center was developed in 2000 and commenced leasing of retail space in 2002.

On June 19, 2003, Columbia Somers, LLC ("the Seller") sold the seven building units of Somers Commons to UB Somers, Inc, a newly formed wholly-owned subsidiary of Urstadt Biddle Properties Inc for $21.65 million.

Columbia Somers, LLC entered into a master lease agreement with UB Somers Inc. to lease 14,100 square feet of currently unleased and/or unoccupied space at the Property. The agreement is for a term of seven years, which term expires in 2009. The agreement provides for the Seller to pay annual base rent of approximately $263,500 plus additional rent. However, the Seller may be released from all or a portion of its obligations under the agreement, at any time, provided that, among other things, a new tenant is located for the vacant space and certain leasing criteria are met.


2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying financial statements include the accounts of the seven building units of Somers Commons ("the Property"). The accompanying financial statement is presented in conformity with Rule 3-14 of Securities and Exchange Commission Regulation S-X. Accordingly, the financial statement is not representative of the actual operations for the periods presented, as certain expenses, which may not be comparable to the expenses expected to be incurred in the future operations of the acquired property, have been excluded. Expenses excluded consist of depreciation and amortization, leasing expenses, interest expense, and certain other expenses not directly related to the future operations of the Property.

The statement of revenues and certain operating expenses for the six months ended June 30, 2003 is unaudited. However, in the opinion of management, all adjustments (consisting solely of normal recurring adjustments) necessary for the fair presentation of this statement of revenues and certain operating expenses for the interim period on the basis described above have been included. The results for such interim period are not necessarily indicative of the results for an entire year.

Real Estate

Significant improvements to real estate which enhance the value are capitalized as additions to the property's cost basis in the period in which the expenditures are incurred. Repairs and maintenance costs are expensed as incurred. Tenant allowances and improvements are capitalized as additions to the property's cost basis.

Rental Operations

The property earns rental income from tenants under leasing arrangements which generally provide for minimum rents, escalations and charges to tenants for their pro rata shares of real estate taxes and operating expenses. All leases have been accounted for as operating leases. Base rental income is recorded on a straight-line basis over the terms of the related agreements. Escalation rents based on payments for real estate taxes and operating expenses are estimated and accrued. Percentage rent is recognized when a specific tenant's sales breakpoint is achieved.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures during the reporting period. Actual results could differ from those estimates.

3.         RELATED PARTY TRANSACTION

Somers Commons entered into an arrangement with Columbia Management Group an affiliate of Columbia Somers LLC to provide management services to the property on a year-to-year basis. For its services, Columbia Management receives an annual fixed fee of $90,000. For the year ended December 31, 2002 and the six months ended June 30, 2003, Columbia Management received fees of $90,000 and $45,000 respectively. The seven building units of Somers Commons share of the management services fees totaled $56,378 and $28,134 for the year ended December 31, 2002 and six months ended June 30, 2003, respectively. Such amounts are included in operating expenses in the accompanying statements of revenues and certain operating expenses.


4.         LEASES

Minimum future rentals on noncancelable leases which extend for more than one year at December 31, 2002 are as follows:


                                            Year Ending
                                            December 31,

                                            2003             $1,973,000
                                            2004              2,001,000
                                            2005              2,003,000
                                            2006              2,005,000
                                            2007              1,963,000
                                            Thereafter       10,850,000
                                                             ----------
                                                            $20,795,000



Minimum rentals above do not include recoveries of operating expenses, real estate taxes, or percentage rents. Such amounts are reflected in the statement of revenues and certain operating expenses as escalations and percentage rent revenues.

The three largest tenants of the Property comprise approximately 57% and 53% of the Property's base rental revenue for the year ended December 31, 2002 and the six months ended June 30, 2003, respectively.

ITEM 7 (B)   PRO FORMA FINANCIAL INFORMATION (UNAUDITED)

The following pro forma information reflects the acquisition of seven building units in the Somers Commons Shopping Center on June 19, 2003, the acquisition of Westchester Pavilion on December 23, 2002, the acquisition of the Ridgeway Shopping Center on June 7, 2002, the issuance of 8,050,000 shares of Class A Common stock in August 2002 and the issuance of 400,000 shares of Series C Senior Cumulative Preferred Stock in May 2003 by Urstadt Biddle Properties Inc. (the "Company").

The Pro Forma Consolidated Balance Sheet as of April 30, 2003 and the Pro Forma Consolidated Statements of Income for the six months ended April 30, 2003 and for the year ended October 31, 2002 have been prepared to reflect the acquisition transactions, the Class A Common Stock offering, the Preferred Stock offering, and the adjustments described in the accompanying notes. The historical financial statements of the seven building units in the Somers Commons Shopping Center are for the year ended December 31, 2002 and the six months ended June 30, 2003. The historical financial statements of the Westchester Pavilion are for the year ended December 31, 2002 and the period November 1, 2002 to December 22, 2002 and the historical financial statements of Ridgeway Shopping Center are for the period November 1, 2001 to June 6, 2002. The pro forma financial information is based on the historical financial statements of the Company and should be read in conjunction with the notes and management's assumptions thereto. The pro forma consolidated balance sheet was prepared as if the acquisition of the seven building units in the Somers Commons Shopping Center occurred on April 30, 2003. The pro forma consolidated statements of income for the six months ended April 30, 2003 and for the year ended October 31, 2002 were prepared assuming the transactions occurred on November 1, 2002 and 2001, respectively. The pro forma financial information is unaudited and not necessarily indicative of the actual financial position of the Company as of April 30, 2003 or what the actual results would have been assuming the acquisition transactions had been consummated at the beginning of the periods presented, nor does it purport to represent the future financial position and results of operations for future periods.

                         URSTADT BIDDLE PROPERTIES INC.
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                              AS OF APRIL 30, 2003
                                   (UNAUDITED)
                                 (in thousands)

                                                                                                                          Company
                                                                               Company          Pro Forma
                                                                             Historical (a)    Adjustments           Pro Forma

Real Estate Investments:
     Core properties - at cost, net of accumulated depreciation                    $311,819        $21,800      (b)      $333,619
     Non-core properties- at cost, net of accumulated depreciation                   11,544                                11,544
     Mortgage notes receivable and other receivables                                  3,386                                 3,386
                                                                                    -------         ------                -------
                                                                                    326,749         21,800                348,549


Cash and cash equivalents                                                            11,700         16,650   (c)(d)        28,350
Restricted cash                                                                         514                                   514
Tenant receivables                                                                    6,138                                 6,138
Deferred charges, net of accumulated amortization                                     3,398                                 3,398
Prepaid expenses and other assets                                                     5,267                                 5,267
                                                                                   --------        -------               --------
                                            Total Assets                           $353,766        $38,450               $392,216
                                                                                   ========        =======               ========


LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities:
    Mortgage notes payable                                                         $105,525                              $105,525
    Accounts payable and accrued expenses                                             2,074                                 2,074
    Deferred officers' compensation                                                     365                                   365
    Other liabilities                                                                 4,768                                 4,768
                                                                                    -------                               -------
                                            Total Liabilities                       112,732                               112,732
                                                                                    -------                               -------



Minority Interests                                                                    7,320                                 7,320
                                                                                      -----                                 -----

Preferred Stock                                                                      14,341        $38,450      (d)        52,791
                                                                                     ------                                ------

Stockholders' Equity:
    Common Stock                                                                         67                                    67
    Class A Common Stock                                                                185                                   185
    Additional paid in capital                                                      257,388                               257,388
    Cumulative distributions in excess of net income                               (32,436)                              (32,436)
    Unamortized restricted stock compensation and officer
      notes receivable                                                              (5,831)                               (5,831)
                                                                                    -------                               -------
                                         Total Stockholders' Equity                 219,373                               219,373
                                                                                    -------                               -------

                                         Total Liabilities and  Stockholders'
                                         Equity                                    $353,766        $38,450               $392,216
                                                                                   ========        =======               ========


The accompanying notes and management's assumptions are an integral part of this pro forma consolidated balance sheet.

                         URSTADT BIDDLE PROPERTIES INC.
                   PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                     FOR THE SIX MONTHS ENDED APRIL 30, 2003
                                   (UNAUDITED)
                      (in thousands, except per share data)

                                                    Company     Westchester        Somers         Pro Forma         Company
                                                Historical(a)   Pavilion(c)      Commons(d)      Adjustments       Pro Forma
                                                -------------   -----------      ----------      -----------       ---------
Revenues:
    Operating leases                               $28,176        $966            $1,104             $10     (j)    $30,256
    Interest and other                                 532           -                 -               -                532
                                                    ------         ---             -----              --             ------
                                                    28,708         966             1,104              10             30,788
                                                    ------         ---             -----              --             ------
Operating Expenses:
    Property expenses                                8,564         472               356            (52)     (i)      9,340
    Interest                                         4,063           -                 -               -              4,063
    Depreciation and amortization                    4,933           -                 -             340     (h)      5,273
    General and administrative expenses              1,808           -                 -               -              1,808
    Directors' fees and expenses                        90           -                 -               -                 90
                                                    ------         ---               ---             ---             ------
                                                    19,458         472               356             288             20,574
                                                    ------         ---               ---             ---             ------

Operating Income                                     9,250         494               748           (278)             10,214

Minority Interests in Results of
    Consolidated Joint Ventures                      (183)           -                 -               -              (183)
                                                     -----         ---               ---            ----              -----

Net Income                                           9,067         494               748           (278)             10,031

Preferred Stock Dividends                            (674)           -                 -         (1,700)     (f)    (2,374)
                                                     -----        ----              ----         -------            -------

Net Income Applicable to Common
    and Class A Common Stockholders                 $8,393        $494              $748        $(1,978)             $7,657
                                                    ======        ====              ====        ========             ======

Basic Earnings Per Share:
    Common                                           $0.32                                                            $0.29
                                                     =====                                                            =====
    Class A Common                                   $0.35                                                            $0.32
                                                     =====                                                            =====

Weighted Average Number of Shares
Outstanding:
    Common                                           6,246                                                            6,246
                                                     =====                                                            =====
    Class A Common                                  18,187                                                           18,187
                                                    ======                                                           ======

Diluted Earnings Per Share:
    Common                                           $0.32                                                            $0.29
                                                     =====                                                            =====
    Class A Common                                   $0.35                                                            $0.32
                                                     =====                                                            =====

Weighted Average Number of Shares
Outstanding:
    Common and Common Equivalent                     6,533                                                            6,533
                                                     =====                                                            =====
    Class A Common and
        Class A Common Equivalent                   18,692                                                           18,692
                                                    ======                                                           ======

The accompanying notes and management's assumptions are an integral part of this pro forma consolidated statement of income.

                         URSTADT BIDDLE PROPERTIES INC.
                   PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                       FOR THE YEAR ENDED OCTOBER 31, 2002
                                   (UNAUDITED)
                      (in thousands, except per share data)

                                                     Ridgeway
                                      Company        Shopping       Westchester     Somers          Pro Forma            Company
                                      Historical(a)  Center (b)    Pavilion (c)  Commons(d)         Adjustments          Pro Forma
                                      -------------  ----------    ------------  ----------         -----------          ---------
Revenues:
    Operating leases                     $42,206          $5,668         $6,764        $1,258              $411   (j)     $56,307
    Lease termination income                 765               -              -             -                 -               765
    Interest and other                     1,369               -              -             -                 -             1,369
                                         -------          ------         ------        ------              ----           --------
                                          44,340           5,668          6,764         1,258               411            58,441
                                         -------          ------         ------        ------              ----           --------
Operating Expenses:
    Property expenses                     12,781           1,729          3,301           395             (342)  (i)       17,864
    Interest                               5,584               -              -             -             2,523  (g)        8,107
    Depreciation and amortization          8,064               -              -             -             2,666  (h)       10,730
    General and administrative expense     2,836               -              -             -                 -             2,836
    Directors' fees and expenses             173               -              -             -                 -               173
                                         -------           -----          -----           ---             -----            ------
                                          29,438           1,729          3,301           395             4,847            39,710
                                         -------           -----          -----           ---             -----            ------

Operating Income                          14,902           3,939          3,463           863           (4,436)            18,731

Minority Interests in Results of
Consolidated Joint Ventures                (395)               -              -             -                 -             (395)
                                          ------           -----          -----           ---            ------            ------

Net Income                                14,507           3,939          3,463           863           (4,436)            18,336

      Excess of Carrying Value over
          Cost to Repurchase Preferred
          Shares                           3,071               -              -             -                 -             3,071
      Preferred Stock Dividends          (1,498)               -              -             -            (3,400)  (f)     (4,898)
                                         -------          ------         ------          ----          ---------           ------
Net Income Applicable to Common and Class
A Common
Stockholders                             $16,080          $3,939         $3,463          $863          $(7,836)           $16,509
                                         =======          ======         ======          ====          ========           =======

Basic Earnings per Share:
    Common                                 $0.80                                                                            $0.63
                                           =====                                                                            =====
    Class A Common                         $0.89                                                                            $0.70
                                           =====                                                                            =====
Weighted Average Number of
 Shares Outstanding
     Common                                6,089                                                                            6,089
                                           =====                                                                            =====
      Class A Common                      12,615                                                          5,482  (e)       18,097
                                          ======                                                          =====            ======
Diluted Earnings Per Share:
    Common                                 $0.78                                                                            $0.62
                                           =====                                                                            =====
    Class A Common                         $0.87                                                                            $0.69
                                           =====                                                                            =====
Weighted Average Number of
 Shares Outstanding:
    Common and Common
       Equivalent                          6,432                                                                            6,432
                                           =====                                                                            =====
    Class A Common and Class A
       Common Equivalent                  13,136                                                          5,482  (e)       18,618
                                          ======                                                          =====            ======

The accompanying notes and management's assumptions are an integral part of this pro forma consolidated statement of income.

                         URSTADT BIDDLE PROPERTIES INC.
                        NOTES AND MANAGEMENT ASSUMPTIONS
                 TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)

       ADJUSTMENTS TO PRO FORMA CONSOLIDATED BALANCE SHEET:

       (a) Derived from the Company's unaudited financial statements at April 30, 2003

       (b) Reflects the pro forma acquisition of seven building units at Somers Commons Shopping Center for $21,800,000 including estimated transaction costs of approximately $150,000. The Company intends to account for the acquisition of the property in accordance with SFAS 141 and 142. Accordingly, the Company is currently in the process of analyzing the fair value of in-place leases; and, consequently, no value has yet been assigned to the leases. Accordingly, the purchase price allocation is preliminary and may be subject to change.

       (c) Reflects pro forma use of cash and cash equivalents for the $21,800,000 purchase price of the seven building units.

       (d) Reflects pro forma adjustment for the issuance of 400,000 shares of Series C Senior Cumulative Preferred Stock for net proceeds of $38,450,000 (including transaction costs of $1,550,000) as if the stock offering had been completed on April 30, 2003.

       ADJUSTMENTS TO PRO FORMA CONSOLIDATED STATEMENTS OF INCOME:

       (a) Derived from the Company's unaudited financial statements for the six months ended April 30, 2003 and the audited financial statements for the year ended October 31, 2002.

       (b) Reflects revenues and operating expenses of the Ridgeway Shopping Center for the period November 1, 2001 to June 6, 2002.

       (c) Reflects revenue and operating expenses of the Westchester Pavilion for the period November 1, 2002 to December 22, 2002 and for the year ended December 31, 2002.

       (d) Reflects revenue and operating expenses of Somers Commons for the six months ended June 30, 2003 and for the year ended December 31, 2002.

       (e) Reflects pro forma adjustment for the issuance of a total of 8,050,000 shares of Class A Common Stock of the Company in June 2002 (7,000,000 shares) and August 2002 (1,050,000 shares) as if the stock offering had been completed on November 1, 2001.

       (f) Reflects pro forma dividends on 400,000 shares of Series C Cumulative Preferred stock of $1,700,000 and $3,400,000 for the six months ended April 30, 2003 and the year end October 31, 2002, respectively.

       Ridgeway Shopping Center

       (g) Reflects pro forma interest expense of $2,523,000 on a $57,369,000 mortgage loan for the period November 1, 2001 to June 6, 2002. Interest at a rate of 7.54% per annum.

       (h) Reflects depreciation expense of $1,400,000 for the period November 1, 2001 to June 6, 2002 for the Ridgeway Shopping Center based on a 30-year estimated useful life for the property's building and improvements using a cost basis of $72,000,000 (the remaining purchase price is assumed to be allocated to land) as if the property had been owned for the entire period.

       (i) Reflects pro forma adjustment to property expenses for the period November 1, 2001 through June 6, 2002 to record consulting fees of $73,000 to an affiliate and to reflect a reduction in management fees of $194,000 from a change in the property manager.

       (j) Reflects pro forma adjustment of $205,000 for the period November 1, 2001 to June 6, 2002 to record operating rents on a straight-line basis

       Westchester Pavilion

       (h) Reflects depreciation expense of $818,000 and $117,000 for the year ended October 31, 2002 and the period November 1, 2002 to December 22, 2002, respectively, for the Westchester Pavilion based on a 39-year estimated useful life for the property's building and improvements using a cost basis of $31,920,000 (the remaining purchase price is assumed to be allocated to land) as if the property had been owned for the entire period.

       (i) Reflects a reduction in management fees of $165,000 and $24,000 for the year ended December 31, 2002 and the period November 1, 2002 to December 22, 2002 from a change in the property manager.

       (j) Reflects pro forma adjustments of $206,000 and $10,000 for the year ended October 31, 2002 and the period November 1, 2002 to December 22, 2002 to record operating rents on a straight-line basis.

       Somers Commons (Seven Building Units)

       (h) Reflects depreciation expense of $448,000 and $223,000 for the year ended October 31, 2002 and the six months ended April 30, 2003, respectively for the seven building units of Somers Commons based on a 39-year estimated useful life for the property's building and improvements using a cost basis of $17,440,000 (the remaining purchase price is assumed to be allocated to land) as if the property had been owned for the entire period.

       (i) Reflects a reduction in management fees of $56,000 and $28,000 for the year ended December 31, 2002 and the six months ended June 30, 2003, respectively, from a change in property manager.